EXHIBIT 99.3

GSAA-04-07, Term Sheet - Price/Yield - AF5

Balance                  $27,457,000.00       Delay           24
Coupon                   5.419                Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield            Yield
                         ---------------------------------------------------------------------------------------
                 98.9950               5.5798          5.5888           5.5962          5.6158           5.6475
                 99.1200               5.5600          5.5672           5.5731          5.5888           5.6142
                 99.2450               5.5402          5.5456           5.5501          5.5619           5.5809
                 99.3700               5.5205          5.5241           5.5271          5.5350           5.5477
                 99.4950               5.5008          5.5026           5.5041          5.5081           5.5146
                 99.6200               5.4811          5.4812           5.4812          5.4813           5.4815
                 99.7450               5.4615          5.4597           5.4583          5.4545           5.4484
                 99.8700               5.4419          5.4384           5.4355          5.4278           5.4154
                 99.9950               5.4223          5.4170           5.4127          5.4011           5.3825
                100.1200               5.4028          5.3957           5.3899          5.3745           5.3496
                100.2450               5.3832          5.3744           5.3672          5.3479           5.3167
                100.3700               5.3638          5.3532           5.3445          5.3213           5.2839
                100.4950               5.3443          5.3320           5.3218          5.2948           5.2512
                100.6200               5.3249          5.3108           5.2992          5.2683           5.2185
                100.7450               5.3055          5.2897           5.2766          5.2418           5.1858
                100.8700               5.2862          5.2685           5.2540          5.2154           5.1532
                100.9950               5.2669          5.2475           5.2315          5.1891           5.1207
                         ---------------------------------------------------------------------------------------

                     WAL                 8.24            7.35             6.75            5.56             4.35
                Mod Durn                 6.36            5.83             5.46            4.67             3.78
        Principal Window        Sep07 - Dec21   Sep07 - Apr17    Sep07 - Apr14   Oct07 - Dec10    Dec07 - Feb09

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137           1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC          200 PPC
     Optional Redemption              Call (Y)        Call (Y)         Call (Y)        Call (Y)         Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AV1

Balance                  $108,764,000.00      Delay            0
Coupon                   1.6637               Dated            8/31/2004
Settle                   8/31/2004            First Payment    9/25/2004

Price                    50 PPC               75 PPC           100 PPC          150 PPC          200 PPC
                                           DM               DM               DM               DM               DM
                         -----------------------------------------------------------------------------------------
                 99.0000                68.77            92.26           115.75           163.34           211.98
                 99.1250                62.01            82.54           103.08           144.68           187.20
                 99.2500                55.26            72.84            90.43           126.05           162.46
                 99.3750                48.52            63.16            77.80           107.46           137.77
                 99.5000                41.79            53.49            65.20            88.90           113.13
                 99.6250                35.07            43.84            52.61            70.38            88.53
                 99.7500                28.37            34.21            40.05            51.88            63.97
                 99.8750                21.68            24.60            27.52            33.43            39.46
                100.0000                15.00            15.00            15.00            15.00            15.00
                100.1250                 8.33             5.42             2.51            -3.39            -9.42
                100.2500                 1.68            -4.14            -9.96           -21.75           -33.80
                100.3750                -4.97           -13.69           -22.41           -40.08           -58.13
                100.5000               -11.60           -23.22           -34.84           -58.37           -82.41
                100.6250               -18.22           -32.73           -47.24           -76.63          -106.66
                100.7500               -24.83           -42.23           -59.63           -94.86          -130.86
                100.8750               -31.42           -51.71           -71.99          -113.06          -155.01
                101.0000               -38.01           -61.17           -84.33          -131.22          -179.12
                         -----------------------------------------------------------------------------------------

                     WAL                 1.89             1.31             1.00             0.68             0.51
                Mod Durn                 1.86             1.29             0.99             0.67             0.51
        Principal Window        Sep04 - Sep08    Sep04 - May07    Sep04 - Sep06    Sep04 - Jan06    Sep04 - Aug05

               LIBOR_1MO               1.5137           1.5137           1.5137           1.5137           1.5137
                  Prepay               50 PPC           75 PPC          100 PPC          150 PPC          200 PPC
     Optional Redemption              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF2

Balance                  $65,500,000.00       Delay            24
Coupon                   4.796                Dated            8/1/2004
Settle                   8/31/2004            First Payment    9/25/2004

Price                    50 PPC               75 PPC           100 PPC          150 PPC         200 PPC
                                        Yield            Yield            Yield           Yield           Yield
                         ---------------------------------------------------------------------------------------
                 98.9993               4.9720           5.0306           5.0901          5.2162          5.3499
                 99.1243               4.9480           4.9956           5.0439          5.1462          5.2549
                 99.2493               4.9240           4.9606           4.9977          5.0765          5.1599
                 99.3743               4.9001           4.9257           4.9517          5.0068          5.0652
                 99.4993               4.8762           4.8908           4.9057          4.9372          4.9707
                 99.6243               4.8523           4.8560           4.8598          4.8678          4.8763
                 99.7493               4.8285           4.8212           4.8139          4.7985          4.7820
                 99.8743               4.8047           4.7865           4.7682          4.7292          4.6880
                 99.9993               4.7809           4.7519           4.7225          4.6601          4.5941
                100.1243               4.7572           4.7173           4.6769          4.5912          4.5003
                100.2493               4.7335           4.6827           4.6313          4.5223          4.4068
                100.3743               4.7099           4.6482           4.5858          4.4535          4.3134
                100.4993               4.6863           4.6138           4.5404          4.3849          4.2201
                100.6243               4.6627           4.5794           4.4951          4.3164          4.1271
                100.7493               4.6392           4.5451           4.4498          4.2480          4.0342
                100.8743               4.6157           4.5108           4.4047          4.1797          3.9414
                100.9993               4.5922           4.4766           4.3595          4.1115          3.8488
                         ---------------------------------------------------------------------------------------

                     WAL                 6.25             4.06             3.00            1.93            1.40
                Mod Durn                 5.25             3.60             2.73            1.80            1.33
        Principal Window        Sep08 - Mar14    May07 - Jun10    Sep06 - Nov08   Jan06 - Mar07   Aug05 - Jul06

               LIBOR_1MO               1.5137           1.5137           1.5137          1.5137          1.5137
                  Prepay               50 PPC           75 PPC          100 PPC         150 PPC         200 PPC
     Optional Redemption              Call (Y)         Call (Y)         Call (Y)        Call (Y)        Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF3

Balance                  $27,420,000.00       Delay           24
Coupon                   5.48                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield           Yield
                         --------------------------------------------------------------------------------------
                 98.9997               5.6179          5.6503           5.6889          5.7735          5.8634
                 99.1247               5.6028          5.6285           5.6594          5.7269          5.7986
                 99.2497               5.5876          5.6069           5.6299          5.6803          5.7338
                 99.3747               5.5725          5.5852           5.6004          5.6338          5.6691
                 99.4997               5.5574          5.5636           5.5710          5.5873          5.6046
                 99.6247               5.5423          5.5420           5.5417          5.5409          5.5402
                 99.7497               5.5272          5.5205           5.5124          5.4946          5.4758
                 99.8747               5.5122          5.4989           5.4831          5.4484          5.4116
                 99.9997               5.4972          5.4775           5.4539          5.4023          5.3475
                100.1247               5.4822          5.4560           5.4247          5.3562          5.2834
                100.2497               5.4672          5.4346           5.3956          5.3102          5.2195
                100.3747               5.4523          5.4132           5.3665          5.2642          5.1557
                100.4997               5.4374          5.3919           5.3374          5.2184          5.0920
                100.6247               5.4225          5.3705           5.3084          5.1726          5.0284
                100.7497               5.4076          5.3492           5.2795          5.1268          4.9648
                100.8747               5.3928          5.3280           5.2506          5.0812          4.9014
                100.9997               5.3780          5.3068           5.2217          5.0356          4.8381
                         --------------------------------------------------------------------------------------

                     WAL                11.47            7.21             5.00            3.00            2.11
                Mod Durn                 8.30            5.80             4.26            2.70            1.94
        Principal Window        Mar14 - Feb18   Jun10 - Oct13    Nov08 - Aug10   Mar07 - Mar08   Jul06 - Jan07

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137          1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC         200 PPC
     Optional Redemption              Call (Y)        Call (Y)         Call (Y)        Call (Y)        Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF4

Balance                  $45,430,000.00       Delay           24
Coupon                   6.05                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC         150 PPC          200 PPC
                                        Yield           Yield           Yield            Yield           Yield
                         --------------------------------------------------------------------------------------
                 97.5404               6.3313          6.3786          6.4439           6.6155          6.8481
                 97.6654               6.3186          6.3630          6.4242           6.5852          6.8033
                 97.7904               6.3059          6.3474          6.4046           6.5549          6.7586
                 97.9154               6.2932          6.3318          6.3850           6.5247          6.7140
                 98.0404               6.2806          6.3163          6.3654           6.4945          6.6695
                 98.1654               6.2680          6.3007          6.3458           6.4644          6.6250
                 98.2904               6.2554          6.2852          6.3263           6.4343          6.5806
                 98.4154               6.2428          6.2697          6.3068           6.4043          6.5363
                 98.5404               6.2303          6.2543          6.2873           6.3743          6.4920
                 98.6654               6.2177          6.2389          6.2679           6.3443          6.4478
                 98.7904               6.2052          6.2235          6.2485           6.3144          6.4037
                 98.9154               6.1927          6.2081          6.2292           6.2846          6.3597
                 99.0404               6.1803          6.1927          6.2098           6.2548          6.3157
                 99.1654               6.1678          6.1774          6.1905           6.2250          6.2718
                 99.2904               6.1554          6.1621          6.1713           6.1953          6.2279
                 99.4154               6.1430          6.1468          6.1520           6.1657          6.1842
                 99.5404               6.1307          6.1316          6.1328           6.1361          6.1405
                         --------------------------------------------------------------------------------------

                     WAL                16.41           11.83            8.64             5.07            3.26
                Mod Durn                10.07            8.17            6.49             4.21            2.85
        Principal Window        Feb18 - Dec21   Oct13 - Apr17   Aug10 - Apr14    Mar08 - Dec10   Jan07 - Feb09

               LIBOR_1MO               1.5137          1.5137          1.5137           1.5137          1.5137
                  Prepay               50 PPC          75 PPC         100 PPC          150 PPC         200 PPC
     Optional Redemption              Call (Y)        Call (Y)        Call (Y)         Call (Y)        Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - M1

Balance                  $5,782,000.00        Delay           24
Coupon                   5.897                Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield            Yield
                         ---------------------------------------------------------------------------------------
                 98.9955               6.0442          6.0650           6.0881          6.1310           6.1582
                 99.1205               6.0285          6.0449           6.0632          6.0970           6.1185
                 99.2455               6.0129          6.0249           6.0383          6.0631           6.0789
                 99.3705               5.9973          6.0050           6.0135          6.0293           6.0393
                 99.4955               5.9817          5.9850           5.9887          5.9955           5.9998
                 99.6205               5.9662          5.9651           5.9640          5.9618           5.9604
                 99.7455               5.9507          5.9452           5.9393          5.9281           5.9210
                 99.8705               5.9352          5.9254           5.9146          5.8945           5.8817
                 99.9955               5.9197          5.9056           5.8900          5.8609           5.8425
                100.1205               5.9043          5.8858           5.8654          5.8274           5.8033
                100.2455               5.8889          5.8661           5.8409          5.7940           5.7641
                100.3705               5.8735          5.8464           5.8164          5.7606           5.7251
                100.4955               5.8581          5.8267           5.7919          5.7272           5.6860
                100.6205               5.8428          5.8071           5.7675          5.6939           5.6471
                100.7455               5.8275          5.7875           5.7431          5.6607           5.6082
                100.8705               5.8122          5.7679           5.7188          5.6275           5.5694
                100.9955               5.7970          5.7484           5.6945          5.5944           5.5306
                         ---------------------------------------------------------------------------------------

                     WAL                11.77            8.38             6.35            4.36             3.62
                Mod Durn                 8.05            6.29             5.06            3.71             3.17
        Principal Window        Jul10 - Dec21   Sep08 - Apr17    Sep07 - Apr14   Oct07 - Dec10    Nov07 - Feb09

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137           1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC          200 PPC
     Optional Redemption              Call (Y)        Call (Y)         Call (Y)        Call (Y)         Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - M2

Balance                  $3,902,000.00        Delay           24
Coupon                   6.05                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC          200 PPC
                                        Yield           Yield            Yield            Yield           Yield
                         ---------------------------------------------------------------------------------------
                 97.5307               6.3877          6.4603           6.5409           6.6926          6.7952
                 97.6557               6.3716          6.4397           6.5153           6.6576          6.7540
                 97.7807               6.3555          6.4191           6.4897           6.6227          6.7127
                 97.9057               6.3394          6.3986           6.4642           6.5879          6.6716
                 98.0307               6.3234          6.3781           6.4387           6.5531          6.6305
                 98.1557               6.3073          6.3576           6.4133           6.5184          6.5895
                 98.2807               6.2913          6.3371           6.3879           6.4837          6.5485
                 98.4057               6.2754          6.3167           6.3626           6.4491          6.5077
                 98.5307               6.2594          6.2964           6.3373           6.4145          6.4668
                 98.6557               6.2435          6.2760           6.3121           6.3800          6.4261
                 98.7807               6.2276          6.2557           6.2869           6.3456          6.3854
                 98.9057               6.2118          6.2355           6.2617           6.3112          6.3448
                 99.0307               6.1960          6.2152           6.2366           6.2769          6.3042
                 99.1557               6.1802          6.1950           6.2115           6.2426          6.2637
                 99.2807               6.1644          6.1749           6.1865           6.2084          6.2232
                 99.4057               6.1486          6.1547           6.1615           6.1742          6.1829
                 99.5307               6.1329          6.1346           6.1365           6.1401          6.1426
                         ---------------------------------------------------------------------------------------

                     WAL                11.75            8.36             6.34             4.33            3.55
                Mod Durn                 7.93            6.20             4.99             3.66            3.09
        Principal Window        Jul10 - Dec21   Sep08 - Apr17    Sep07 - Apr14    Sep07 - Dec10   Oct07 - Feb09

               LIBOR_1MO               1.5137          1.5137           1.5137           1.5137          1.5137
                  Prepay               50 PPC          75 PPC          100 PPC          150 PPC         200 PPC
     Optional Redemption              Call (Y)        Call (Y)         Call (Y)         Call (Y)        Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - B1
Balance                  $3,323,000.00        Delay           24
Coupon                   6.05                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield            Yield
                         ---------------------------------------------------------------------------------------
                 96.4488               6.5456          6.6694           6.8054          7.0609           7.2306
                 96.5738               6.5285          6.6472           6.7778          7.0228           7.1857
                 96.6988               6.5115          6.6252           6.7502          6.9849           7.1408
                 96.8238               6.4945          6.6032           6.7227          6.9470           7.0961
                 96.9488               6.4775          6.5812           6.6952          6.9091           7.0514
                 97.0738               6.4605          6.5592           6.6677          6.8714           7.0067
                 97.1988               6.4436          6.5373           6.6403          6.8337           6.9622
                 97.3238               6.4267          6.5154           6.6129          6.7960           6.9177
                 97.4488               6.4098          6.4936           6.5856          6.7584           6.8733
                 97.5738               6.3930          6.4718           6.5583          6.7209           6.8289
                 97.6988               6.3762          6.4500           6.5311          6.6834           6.7847
                 97.8238               6.3594          6.4283           6.5039          6.6460           6.7404
                 97.9488               6.3427          6.4066           6.4768          6.6086           6.6963
                 98.0738               6.3260          6.3849           6.4497          6.5713           6.6522
                 98.1988               6.3093          6.3633           6.4226          6.5341           6.6083
                 98.3238               6.2926          6.3417           6.3956          6.4969           6.5643
                 98.4488               6.2760          6.3201           6.3687          6.4598           6.5205
                         ---------------------------------------------------------------------------------------

                     WAL                10.92            7.69             5.82            3.98             3.28
                Mod Durn                 7.57            5.85             4.68            3.40             2.88
        Principal Window        Jul10 - Jan21   Sep08 - Jul16    Sep07 - Sep13   Sep07 - Jul10    Sep07 - Nov08

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137           1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC          200 PPC
     Optional Redemption              Call (Y)        Call (Y)         Call (Y)        Call (Y)         Call (Y)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - B2

Balance               $1,445,000.00       Delay          24
Coupon                6.05                Dated          8/1/2004
Settle                8/31/2004           First Payment  9/25/2004

Price                 50 PPC              75 PPC         100 PPC       150 PPC        200 PPC
                                    Yield          Yield         Yield          Yield           Yield
                      --------------------------------------------------------------------------------
              85.4916              8.5896         9.4252       10.3259        11.5975         11.8008
              85.6166              8.5655         9.3930       10.2849        11.5442         11.7455
              85.7416              8.5415         9.3609       10.2440        11.4909         11.6903
              85.8666              8.5175         9.3288       10.2031        11.4378         11.6351
              85.9916              8.4935         9.2967       10.1624        11.3847         11.5801
              86.1166              8.4696         9.2648       10.1217        11.3317         11.5252
              86.2416              8.4458         9.2329       10.0810        11.2789         11.4704
              86.3666              8.4219         9.2010       10.0405        11.2261         11.4156
              86.4916              8.3982         9.1692       10.0000        11.1734         11.3610
              86.6166              8.3744         9.1375        9.9596        11.1208         11.3065
              86.7416              8.3507         9.1058        9.9193        11.0683         11.2520
              86.8666              8.3271         9.0742        9.8790        11.0159         11.1977
              86.9916              8.3035         9.0426        9.8388        10.9636         11.1434
              87.1166              8.2799         9.0111        9.7987        10.9114         11.0893
              87.2416              8.2564         8.9796        9.7587        10.8593         11.0352
              87.3666              8.2329         8.9482        9.7187        10.8073         10.9813
              87.4916              8.2095         8.9169        9.6788        10.7553         10.9274
                      --------------------------------------------------------------------------------

                  WAL                8.28           5.74          4.32           3.20            3.07
             Mod Durn                6.05           4.52          3.55           2.73            2.63
     Principal Window       Jul10 - Nov15  Sep08 - Jun12 Sep07 - Jul10  Sep07 - Jun08         Sep07 - Sep07

            LIBOR_1MO              1.5137         1.5137        1.5137         1.5137          1.5137
               Prepay              50 PPC         75 PPC       100 PPC        150 PPC         200 PPC
  Optional Redemption             Call (Y)       Call (Y)      Call (Y)       Call (Y)        Call (Y)

                 Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                      Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.